MEYERS CAPITAL AGGRESSIVE GROWTH FUND

Supplement dated May 4, 2009 to the Prospectus and Statement of Additional Information dated August 19, 2008

Effective January 1, 2009, Meyers Capital Management Group, LLC (the “Adviser”) has contractually agreed to reduce its management fees for the Meyers Capital Aggressive Growth Fund, a series of the Meyers Capital Investments Trust to 1.90% of the Fund’s average daily net assets through December 31, 2009.

All references to the management fees in the Prospectus and Statement of Additional Information are hereby revised to reflect this reduction.

The following language replaces the information located in the “Fees and Expenses” section of the Prospectus:

FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of the amount redeemed)[1]	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee[2]	2.90%
Distribution (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses[3]	0.05%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	2.95%
Less Waivers[4]	1.00%
Net Annual Fund Operating Expenses	1.95%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Meyers Capital Aggressive Growth Fund	$198	$818

1 The Fund will impose a 1.00% redemption fee on shares redeemed prior to one year from the date of purchase.  For more information, please see “Redemption Fee” in this Prospectus.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Certain intermediaries may waive the wire transfer fee.

2  The Adviser receives a variable performance-based advisory fee, which is described in the section titled “Performance-Based Management Fee.”  The maximum performance adjustment rate is 2.40% if the Adviser is entitled to the full performance adjustment.

3 Each Acquired Fund in which the Fund invests bears it own annual fund operating expenses, similar to those of the Fund.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 2.90% and Net Expenses (after fee waiver) would be 1.90%.

4 The Adviser has contractually agreed to reduce its management fees through December 31, 2009 to limit Total Annual Fund Operating Expenses to 1.90%.

This Supplement and the existing Prospectus and Statement of Additional Information dated August 19, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated August 19, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-232-3837.

Meyers Capital Investments Trust

2695 Sandover Road

Columbus, Ohio  43220

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.